Exhibit 23.2

                     Consent of Independent Accountants



















                                                                 Exhibit 23.2






The Board of Directors
Willow Grove Bancorp, Inc.:


We consent to the use of our report incorporated herein by reference.



/s/ KPMG LLP

Philadelphia, Pennsylvania
February 3, 2000